                                                                                                   Exhibit 24.1

                                                     Form 10-K
                                             Limited Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of Ball Corporation, an
Indiana corporation, hereby constitute and appoint R. David Hoover, Raymond J. Seabrook and Albert R.
Schlesinger, and any one or all of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation the Form 10-K of the
Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities
Exchange Act of 1934, as amended, and to sign any amendment to such Form 10-K, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact or any one of them, as herein authorized.

Date:              March 30, 2001
               ----------------------

/s/R. David Hoover                                     /s/Frank A. Bracken
-------------------------------------                  -----------------------------------------
R. David Hoover               Officer                  Frank A. Bracken                 Director

/s/Raymond J. Seabrook                                 /s/Howard M. Dean
-------------------------------------                  -----------------------------------------
Raymond J. Seabrook           Officer                  Howard M. Dean                   Director

/s/Albert R. Schlesinger                               /s/John T. Hackett
-------------------------------------                  -----------------------------------------
Albert R. Schlesinger         Officer                  John T. Hackett                  Director

                                                       /s/R. David Hoover
                                                       -----------------------------------------
                                                       R. David Hoover                  Director

                                                       /s/John F. Lehman
                                                       -----------------------------------------
                                                       John F. Lehman                   Director

                                                       /s/Ruel C. Mercure, Jr.
                                                       -----------------------------------------
                                                       Ruel C. Mercure, Jr.             Director

                                                       /s/Jan Nicholson
                                                       -----------------------------------------
                                                       Jan Nicholson                    Director

                                                       /s/George A. Sissel
                                                       -----------------------------------------
                                                       George A. Sissel                 Director

                                                       /s/William P. Stiritz
                                                       -----------------------------------------
                                                       William P. Stiritz               Director

                                                       /s/Stuart A. Taylor II
                                                       -----------------------------------------
                                                       Stuart A. Taylor II              Director